UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 26, 2006

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

1-12882	88-0242733
(Commission File Number)	(I.R.S. Employer
Identification No.)

2950 Industrial Road

Las Vegas, Nevada 89109

(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200

(Registrant’s Telephone Number,

Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Boyd Gaming Corporation (the “Company”) is filing this Current Report on Form 8-K pursuant to the requirements of the Securities and Exchange Commission (“SEC”) to update the Company’s segment reporting included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Form 10-K”). The SEC requires updated segment reporting for previously filed financial statements included in the Annual Report on Form 10-K, if such financial statements are incorporated by reference in certain filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended.

The Company aggregates certain of its properties in order to present five reportable segments: Las Vegas Locals, Stardust, Downtown Las Vegas, Central Region and Borgata, the Company’s 50% joint venture in Atlantic City. Effective January 1, 2006, the Company reclassified the reporting of its Coast Casinos and Boulder Strip properties so that they are now included together as the Las Vegas Locals segment due to their similar market characteristics.

The historical consolidated financial information included in Exhibit 99.3 of this Current Report on Form 8-K has been revised and updated from its previous presentation solely to reflect the Company’s new segment structure in Note 17—Segment Information. Each of Business under Part I, Item I of the Company’s 2005 Form 10-K, and Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s 2005 Form 10-K included in Exhibits 99.1 and 99.2, respectively, of this Current Report on Form 8-K have been revised and updated from its previous presentation solely to reflect the Company’s new segment structure. Controls and Procedures under Part II, Item 9A of the Company’s 2005 Form 10-K included in Exhibit 99.4 of this Current report on Form 8-K has been revised solely to conform the date of Deloitte & Touche LLP’s opinion due to the Company’s change in segment structure. Exhibits 99.1, 99.2, 99.3 and 99.4 are incorporated herein by reference.

The information in this Current Report on Form 8-K is presented as of December 31, 2005, and, other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Company’s 2005 Form 10-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1	Business under Part 1, Item I of Boyd Gaming’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2005, conformed to reflect a change in segment reporting

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 on Form 10-K for the Fiscal Year ended December 31, 2005, conformed to reflect a change in segment reporting

99.3	Financial Statements and Supplementary Data under Part II, Item 8 and Part IV, Item 15 of Boyd Gaming’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, conformed to reflect a change in segment reporting

99.4	Controls and Procedures under Part II, Item 9A of Boyd Gaming’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2005, revised to conform the date of Deloitte & Touch LLP’s opinion due to the change in segment reporting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: July 26, 2006	By:	/s/ Paul J. Chakmak
Paul J. Chakmak
Executive Vice President,
Chief Financial Officer and Treasurer

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Business under Part 1, Item I of Boyd Gaming’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2005, conformed to reflect a change in segment reporting

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 on Form 10-K for the Fiscal Year ended December 31, 2005, conformed to reflect a change in segment reporting

99.3	Financial Statements and Supplementary Data under Part II, Item 8 and Part IV, Item 15 of Boyd Gaming’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2005, conformed to reflect a change in segment reporting

99.4	Controls and Procedures under Part II, Item 9A of Boyd Gaming’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2005, revised to conform the date of Deloitte & Touch LLP’s opinion due to the change in segment reporting